UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report September 11, 1998

                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
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             (Exact name of registrant as specified in its charter)

         MISSOURI                     333-60749                   43-1681393
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
   of incorporation)                                            Identification)

             210 WEST 10TH STREET, 6TH FLOOR, KANSAS CITY MISSOURI    64105
             -----------------------------------------------------  ---------
                    (Address of principal executive offices)        (zip code)

        Registrant's telephone number, including area code: 816-435-5000

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 23.1 Consent of Cushman & Wakefield

Exhibit 23.2 Consent of Cushman & Wakefield of Illinois, Inc.

Exhibit 23.3 Consent of Hospitality Valuation Services International

Exhibit 99 Preliminary Term Sheet for Commercial Mortgage Pass-Through Certificates Series 1998-C2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                                            By:      /s/ CLARENCE A. KRANTZ
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                                           Name:      Clarence A. Krantz
                                                  ------------------------------

                                           Title:       Executive V.P.
                                                  ------------------------------

Date: September 15, 1998